UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  July 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
--------------------------------------------------------------------
(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On July 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST 2004-1



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the July 15, 2004 distribution




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   7/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the July 15, 2004 distribution






                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            7/14/04
Distribution Date:      7/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529



                                              Distribution Summary



                        DISTRIBUTION IN DOLLARS

        ORIGINAL        BEGINNING                                                                                   ENDING
        FACE            PRINCIPAL                                                       UNPAID          UNPAID      PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       INTEREST    BALANCE

A-1     336,137,000.00  156,657,995.44  46,179,232.97   144,908.65      46,324,141.62   0.00            0.00        110,478,762.46
A-2     297,914,000.00  297,914,000.00           0.00   372,392.50         372,392.50   0.00            0.00        297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60         559,025.60   0.00            0.00        314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54         494,845.54   0.00            0.00        224,081,000.00
B        56,587,000.00   56,587,000.00           0.00   101,385.04         101,385.04   0.00            0.00         56,587,000.00
C        26,704,000.00   26,704,000.00           0.00    59,638.93          59,638.93   0.00            0.00         26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67         121,866.67   0.00            0.00         29,248,000.00
Cert              0.00            0.00           0.00         0.00               0.00   0.00            0.00                  0.00



                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ0         466.05400606  137.38217742    0.43109996      137.81327738      328.67182864  A-1     1.11%
A-2     36292RAK7       1,000.00000000    0.00000000    1.25000000        1.25000000    1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65%
B       36292RAN1       1,000.00000000    0.00000000    1.79166667        1.79166667    1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000    0.00000000    2.23333333        2.23333333    1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%




        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                               $24,091,611.82
                Accounts Paid in Full                                                     18,249,352.71
                Liquidated Receivables (including Cram-downs)                                480,252.39
                Repurchased Receivables                                                       24,560.89
                        Available Principal                                               42,845,777.81

                Payments Collected Attributed to Interest                                  6,442,419.15
                        Total Available Funds                                             49,288,196.96

        Other Pool Balance Reductions
                Small Balance write offs                                                         669.88
                Other Principal Reductions                                                         0.00



        Principal Allocations
                Regular Principal Allocation                                              30,365,259.18
                Regular Principal Allocation per $1,000 original principal balance          23.61924773
                First Allocation of Principal                                                      0.00
                First Allocation of Principal per $1,000 original principal balance          0.00000000
                Second Allocation of Principal                                                     0.00
                Second Allocation of Principal per $1,000 original principal balance         0.00000000
                Third Allocation of Principal                                             15,813,973.80
                Third Allocation of Principal per $1,000 original principal balance         12.30070728

        Pool Balance and Pool Factor
                Beginning Pool Balance                                                 1,104,614,358.88
                Beginning Pool Factor                                                       0.868661476
                Ending Pool Balance                                                    1,061,074,021.64
                Ending Pool Factor                                                          0.834421640

        Principal Payment Amounts
                Class A-1 Principal Payment Amount                                        46,179,232.97
                 increase / (decrease) in Class A-1 unpaid principal                               0.00
                Class A-1 previously due and unpaid principal                                      0.00

                Class A-2 Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class A-2 unpaid principal                               0.00
                Class A-2 previously due and unpaid principal                                      0.00

                Class A-3 Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class A-3 unpaid principal                               0.00
                Class A-3 previously due and unpaid principal                                      0.00

                Class A-4 Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class A-4 unpaid principal                               0.00
                Class A-4 previously due and unpaid principal                                      0.00

                Class B Principal Payment Amount                                                   0.00
                 increase / (decrease) in Class B unpaid principal                                 0.00
                Class B previously due and unpaid principal                                        0.00

                Class C Principal Payment Amount                                                   0.00
                 increase / (decrease) in Class C unpaid principal                                 0.00
                Class C previously due and unpaid principal                                        0.00

                Class D Principal Payment Amount                                                   0.00
                 increase / (decrease) in Class D unpaid principal                                 0.00
                Class D previously due and unpaid principal                                        0.00

                Certificate Distribution Amount                                                    0.00


        Interest Payment Amounts
                Class A-1 Interest Payment Amount                                            144,908.65
                 increase / (decrease) in Class A-1 unpaid interest                                0.00
                Class A-1 previously due and unpaid interest                                       0.00

                Class A-2 Interest Payment Amount                                            372,392.50
                 increase / (decrease) in Class A-2 unpaid interest                                0.00
                Class A-2 previously due and unpaid interest                                       0.00

                Class A-3 Interest Payment Amount                                            559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                               0.00
                Class A-3 previously due and unpaid interest                                       0.00

                Class A-4 Interest Payment Amount                                            494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                                0.00
                Class A-4 previously due and unpaid interest                                       0.00

                Class B Interest Payment Amount                                              101,385.04
                 increase / (decrease) in Class B unpaid principal                                 0.00
                Class B previously due and unpaid interest                                         0.00

                Class C Interest Payment Amount                                               59,638.93
                 increase / (decrease) in Class C unpaid interest                                  0.00
                Class C previously due and unpaid interest                                         0.00

                Class D Interest Payment Amount                                              121,866.67
                 increase / (decrease) in Class D unpaid interest                                  0.00
                Class D previously due and unpaid interest                                         0.00

                Certificates                                                                        n/a



         Net Servicing Fee                                                                    18,410.24
                 Amount Net Servicing Fee not paid                                                 0.00
                 Repayment of prior unpaid Net Servicing Fees                                      0.00
                 Net Servicing Fee paid to Servicer                                           18,410.24
                 Net Servicing Fee per $1,000 original principal balance                    0.014477691

                 cumulative balance of unpaid Net Servicing Fee                                    0.00

        Receivables Servicer Supplement Payment Amount
                  Ford Credit                                                                251,676.17
                  Huntington                                                                 668,835.80
                    Total Receivables Servicer Supplement Payment Amount                     920,511.97
                    Total Receivables Servicer Supplement Payment Amount
                        per $1,000 original principal balance                               0.723884563

                Reimbursement of Servicing Advances                                             7960.00
                Reimbursement of Servicing Advances
                        per $1,000 original principal balance                               0.006259692

                Reimbursement of Prior Month Interest Advances                               307,185.52
                Reimbursement of Prior Month Interest Advances
                        per $1,000 original principal balance                               0.241568675

                Owner Trustee Fee                                                                833.33
                Owner Trustee Fee per $1,000 original principal balance                     0.000655328

                Indenture Trustee Fee                                                              0.00
                Indenture Trustee Fee per $1,000 original principal balance                 0.000000000

        Total Distributions                                                               49,288,196.96


        Current Period Losses
                Realized Losses                                                              714,581.87
                Cram Down Losses                                                                   0.00

        Current Period Liquidated or Purchased Receivables
        Purchase Amount of Receivables repurchased                                            24,560.89

        Liquidated Receivables                                                             1,174,768.63



        Delinquency Information

                Group Totals
                                Principal
                Period  Number   Balance        Percentage
                30 - 59 days    533      8,106,538.17   0.76%
                60 - 89 days    105      1,630,720.11   0.15%
                90 + days       98       1,629,238.22   0.15%
                Totals          736     11,366,496.50   1.07%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                    102
                Balance of Receivables as to which vehicles have been Repossessed          1,712,095.48

        Extension Information
                Number of Extensions Granted                                                      1,147
                Principal Balance of Receivables to which Extensions were Granted         17,621,076.03

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                            22,092,287.18
                  Ending Target Overcollateralization Level                               21,221,480.43


        Three-Month Annualized Net Loss Ratio                      0.60%

        Cumulative Net Loss Ratio                                  0.14%

        Annualized Net Loss Ratio                                  0.66%

        WAC                                                        6.36

        WAM                                                       47.33



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